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                                                                    EXHIBIT 10.2

                               UNLIMITED GUARANTY

In consideration of financial accommodations given or to be given or continued to Bio-Technology General (Israel) Ltd., herein called "Borrower" by BANK HAPOALIM B.M., having branch offices outside the United States, herein called "Bank", the undersigned irrevocably and unconditionally guarantee to the Bank, payment when due, whether by acceleration or otherwise, of any and all liabilities of the Borrower to the Bank, to any principal amount ,UNLIMITED IN AMOUNT at any one time outstanding, together with all interest thereon and all attorney's fees as customarily incurred by the Bank in such circumstances, costs and expenses of collection incurred by the Bank in enforcing any of such liabilities and/or the terms hereof.

The term "liabilities of the Borrower" shall include all liabilities, direct or contingent, joint, several or independent, of the Borrower now or hereafter existing, due or to become due to the Bank.

The undersigned waive notice of acceptance of this guaranty and notice of any liability to which it may apply, and waive presentment, demand of payment, protest, notice of dishonour or non-payment of any such liabilities, suit or taking other action by the Bank against, and any other notice to, any part liable thereon (including the undersigned).

The Bank may at any time and from time to time without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:

1. change the manner, place of terms of payment, and/or change or extend the time of payment of, renew or alter, any liability of the Borrower, any security therefor, or any liability incurred directly or indirectly in respect thereto and the guaranty herein made shall apply to the liabilities of the Borrower as so changed, extended, renewed or altered;

2. sell, exchange, release, surrender, realise upon or otherwise deal with in any manner and in any order any property by whosoever at any time pledged or mortgaged to secure or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

3. exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting;

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4.     settle or compromise any liability hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof,

5. apply any sums by whomsoever paid or howsoever realised to any liability or liabilities of the Borrower to the Bank regardless of what liability or liabilities of the Borrower remain unpaid.

6. If any of the liabilities of the Borrower are payable in a currency other than U.S. currency, then any payment by the undersigned shall be applied to the liabilities of the Borrower at the then applicable exchange rate - that is, at the price in U.S. currency at which the Bank in accordance with regular banking procedures shall be able to purchase the currency of such liabilities in the regular interbank money market - at the place such liabilities shall be payable and at the time such payment shall be made. The undersigned shall continue to be liable for any deficiency until all amounts due pursuant to this guaranty shall be paid in full.

No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defence to this guaranty and this guaranty is a primary obligation of the undersigned.

This guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon., This guaranty shall continue until written notice of revocation signed by the undersigned or upon repayment in full of the Liabilities of the Borrower to the Bank., . No revocation or termination hereof shall affect in any manner rights arising under this guaranty with respect to
(a) liabilities which shall have been created, contracted, assumed or incurred prior to receipt by the Bank of written notice of such revocation or termination or (b) liabilities which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Bank prior to receipt of such notice; and the sole effect of revocation or termination hereof shall be to exclude from this guaranty liabilities thereafter arising which are unconnected with liabilities therefore arising or transactions therefore entered into.

All notices provided to be given to the Bank herein shall be sent by registered or certified mail, return receipt requested.

Any and all rights and claims of the undersigned against the Borrower of any of its property, arising by reason of any payment by the undersigned to the Bank pursuant to the provisions of this guaranty, shall be subordinate and subject in right of payment to the prior payment in full of all liabilities of the Borrower to the Bank.

All property of the undersigned shall be held by the Bank subject to a lien and a security interest in favor of the Bank, as security for any and all liabilities of the undersigned to the Bank. The term "property of the undersigned" shall include all property of every description, now or hereafter in the possession or custody of the

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Bank for any purpose, including safekeeping, collection or pledge, for account of the undersigned, or as to which the undersigned may have any right or power. the balance of every account of the undersigned with, and each claim of the undersigned against, the Bank existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of the undersigned to the Bank, and the Bank may at any time or from time to time at its option and without notice appropriate and apply toward the payment of any such liabilities the balance of each such account of the undersigned with, and each such claim of the undersigned against, the Bank Upon the happening of any of the following events: the insolvency (however evidenced) of the Borrower and\or the undersigned an material adverse change in the financial condition of the Borrower according to the Bank's discretion and\or the undersigned, or suspension of business of the Borrower and\or of the undersigned, or the issuance of any warrant, process or order of attachment, garnishment or other lien and/or the filing of a lien as a result thereof against any of the property of the Borrower and\or the undersigned which is not withdrawn or set aside within forty five (45) days, or the making by the Borrower and\or the undersigned of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the Borrower and\or the undersigned or for any property of any of them, or any proceeding being commenced by or against the Borrower and\or the undersigned which is not withdrawn or set aside within forty five (45) days under any bankruptcy, reorganisation, arrangement of debts, insolvency, readjustment of debt, receivership, liquidation or disolution law or statute, or it appears that any representation in any financial or other statement of the Borrower and\or the undersigned, delivered to the Bank by or on behalf of the Borrower or the undersigned is untrue or incomplete, or if the Bank ,according to his reasonablr discretion, deems itself insecure - then and in any such event, and at any time thereafter, the Bank may, , make the liabilities of the Borrower to the Bank, whether or not then due, immediately due and payable hereunder as to the undersigned, and the Bank shall be entitled to enforce the obligations of the undersigned hereunder.

If claim is ever made upon the Bank for repayment or recovery of any amount or amounts received by the Bank in payment or on account of any of the liabilities of the Borrower and the Bank repays all or part of said amount by reason of (a) any judgement, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then and in such event the undersigned agree that any such judgement, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of the Borrower, and the undersigned shall be and remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank.

Any acknowledgement or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the undersigned), with respect to any of the liabilities of the Borrower shall, if the statute of limitations in favor of the undersigned against the Bank shall have commenced to run, toll the

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running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, and each such waiver, if any, shall apply only with respect to the specific issue involved, and shall in no way impair the rights of the Bank or the obligations of the undersigned to the Bank in any other respect at any other time.

The undersigned shall pay the unpaid accounts of the obligations of the Borrower in U.S. currency and at the same places where such liabilities are payable by their terms.

The term "Bank" includes any agent of the Bank acting for it.

This Guaranty and the rights and obligations of the Bank and of the undersigned hereunder shall be governed and construed in accordance with the internal laws of the State of New York without giving effect to conflict of law principles. The undersigned submit to the jurisdiction of the federal and state courts in the State of New York with respect to any dispute arising hereunder or relating to any of the liabilities of the Borrower. Service of process may be made on the undersigned by personal delivery at, or by mail addressed to, any address to which the Bank may address notices to the undersigned as set forth below. Any judicial proceeding shall take place in New York County without a jury, which is hereby waived. The undersigned also waive the right to assert any counterclaim or setoff in any litigation brought to enforce the Bank's rights and remedies hereunder. In connection with any litigation, the undersigned irrevocable waive any sovereign immunity that they may have or hereafter acquire, including but not limited to immunity from the jurisdiction of any court, from any legal process, from attachment prior to judgement, from attachment in aid of execution, from execution or otherwise.

Any notice in connection with this Guaranty shall be in writing and may be delivered personally or by cable, telex, telecopy or other electronic means of communication, or by certified mail, return receipt requested, addressed (a) to the undersigned as set forth below and (b) to the Bank at Bank Hapoalim B.M. Any such notice or other communication may also be addressed to such other address(es) as may be designated in writing afterwards. All such notices or other communication shall be deemed given when delivered personally or electronically or when mailed, except notice of change of address, which shall be deemed to have been given when received.

DATE: ______________________

PRINT NAME OF GUARANTOR: Bio Technology General Corporation

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PRINT ADDRESS:
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TELEX, TELECOPY OR SIMILAR NUMBER:
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(SIGNATURE) BY:    /s/
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PRINT NAME AND TITLE:
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